Exhibit 99.2


                                ESCROW AGREEMENT

         ESCROW AGREEMENT dated June 29, 2001, among Sommer & Schneider LLP, as escrow agent, Glengarry Holdings Limited, a Bermudian company ("Glengarry") and the individuals named on Schedule 1.1 hereto represented by Rosewood Company Limited (Equity Services) ("Rosewood").

         WHEREAS, Glengarry and Rosewood have entered into a Securities Exchange Agreement dated June 29, 2001 (the "Agreement"); and

         WHEREAS, pursuant to the Agreement, the number of "Purchaser's Shares" defined therein as shares of Glengarry's common stock is subject to adjustment; and

         NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

         1. Definitions. The following capitalized terms, as used in this Agreement, shall have the following meanings:

                  (a) The term "Agreement" means that Securities Exchange Agreement dated as of June 29, 2001 by and between Glengarry and Rosewood, as representative of the shareholders of Online Advisory Limited, a U.K. company ("Online").

                  (b) The term "Rosewood" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (c) The term "Glengarry" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  (d) The term "Escrow Agent" shall mean Sommer & Schneider LLP in its capacity as escrow agent under this Agreement.

                  (e)      The   term   "Escrow   Documents"   shall   mean  the
                           certificate representing the Purchaser Shares and the Stock Power.

                  (f) The term "Purchasers Shares" shall mean 40,456,050 shares of Glengarry's common stock.

                  (g) The term "Sommer & Schneider LLP" shall mean Sommer & Schneider LLP in any capacity other than as escrow agent under this Agreement.

                  (i) The term "Stock Powers" shall mean stock powers in blank, duly executed by Rosewood, relating to the Purchaser Shares, with signatures guaranteed by a

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                           national bank or a member of the National Association
                           of Securities Dealers.

         2. Appointment. The Escrow Agent shall act as the escrow agent as set forth herein, and as such shall receive, acknowledge receipt, retain, release and deliver the Escrow Documents on the terms, and subject to the conditions, set forth herein.

         3. Rights, Duties and Immunities.

                  (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement. The Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Agreement and the Escrow Agent shall not be deemed to have any knowledge of, or responsibility for, the terms of any other agreement, instrument or document.

                  (b) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of any party hereto, or of any one else, to deliver documents to the Escrow Agent or otherwise to honor any of the provisions of this Agreement or otherwise.

                  (c) Except as provided in Section 7(b) below, Glengarry and Rosewood will jointly indemnify the Escrow Agent for, and defend and hold it harmless against, any loss, liability or expense (including but not limited to attorneys' fees and disbursements) arising out of or in connection with, its acceptance of or the performance of its duties and obligations under or the interpretation of this Agreement; provided, however, that this Section 3(c) shall not apply to losses, liabilities and expenses caused by the bad faith, willful misconduct or gross negligence of the Escrow Agent.

                  (d) The Escrow Agent shall be entitled to rely upon any judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent believes to be genuine. The Escrow Agent may act in reliance upon any instrument or signature it reasonably believes to be genuine and the Escrow Agent may assume that any person purporting to give any advice or make any statement in connection with the provisions hereof has been duly authorized to do so.

                  (e) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of

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                           fact  or  law,  or for  anything  which  it may do or
                           refrain from doing in connection herewith, except its
                           own  bad   faith,   willful   misconduct   or   gross
                           negligence.

                  (f) The Escrow Agent may seek the advice of legal counsel as to any question arising from or relating to the construction of any of the provisions of this Agreement or its duties or obligations hereunder or otherwise, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

                  (g) The Escrow Agent does not make and will not be required or deemed to make any representation as to the validity or genuineness of any agreement, document or other instrument held by or delivered to it.

                  (h) If a dispute arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver any of the Escrow Documents or as to any other matter arising from or relating to the Escrow Documents or this Agreement, the Escrow Agent shall not be required to determine such dispute and need not make any delivery of any of the Escrow Documents, but will retain the same until the rights of the parties to the dispute shall have finally been determined by written agreement among the parties to the dispute or by final non-appealable order of a court of competent jurisdiction. In the event that the Escrow Agent has received notice of such order or any such agreement, the Escrow Agent shall cause the Escrow Documents to be released and delivered in accordance with such agreement or order and, if both Glengarry and
                           Rosewood are not parties to such agreement, in accordance with Section 5 below.

                  (i) The Escrow Agent shall be entitled to assume that no dispute of the type referred to in Section 3(h) has arisen unless it has received a written notice that such a dispute has arisen, which written notice refers specifically to this Agreement and identifies by name and address the adverse claimants in such dispute. Any party delivering written notice of a dispute pursuant to this Section 3(i) shall simultaneously therewith deliver a copy of such notice  to all  parties  hereto  in  accordance  with
                           Section 10 hereof, with such copies to such persons as are specified therein. For purposes of this
                           Section 3(i), the Escrow Agent shall not be deemed to have received a written notice until all parties to this Agreement have received such written notice. If a dispute of the type referred to in Section 3(h) arises, the Escrow Agent may, in its sole discretion (but shall not be obligated to), commence interpleader or similar actions or proceedings for determination of such dispute.

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         4. Delivery to Escrow.  Simultaneously herewith,  Rosewood will deposit or will cause to be deposited in escrow with the Escrow Agent, the Purchasers Shares and the Stock Power.

         5. Release of Escrow. The Escrow Agent shall hold, release and deliver the Escrow Documents as follows:

                  (a) Subject to the provisions of 5(c) and 5(d) below, if the Escrow Agent receives an unqualified audit report, prepared in accordance with generally accepted accounting principles, audited by a recognized U.K. based auditor agreed upon by Rosewood and the Purchaser, on the Closing Balance Sheet (defined in the "Agreement") which shows Online having a net worth equal to or exceeding $8,091,212, the Escrow Agent shall, without further instructions, deliver the Escrow Documents to Rosewood.

                  (b) Subject to the provisions of 5(c) and 5(d) below, if the Closing Balance Sheet shows a net worth less than $8,091,212 it shall request cancellation of that portion of the Purchaser Shares determined in accordance with Section 3.2 of the Agreement and deliver the balance of the Purchasers Shares to Rosewood.

                  (c) If the Escrow Agent receives a final non-appealable court order from a competent jurisdiction (as described in paragraph 3(h)), the Escrow Agent shall, within 15 days after the receipt of such court order, deliver the Escrow Documents as specified therein.

                  (d) If the Escrow Agent receives a written instruction from either Glengarry or Rosewood directing it not to release the escrow Documents, the Escrow Agent shall continue to hold the Escrow Documents until it receives the joint written instruction of Glengarry and Rosewood (duly executed by each of Glengarry and Rosewood) directing the Escrow Agent as to whom it should release and deliver the Escrow Documents as soon as is practicable thereafter.

                  (e)      Any party delivering written instructions pursuant to
                           Section 5(d) above to the Escrow Agent shall, simultaneously therewith, deliver a copy of such instructions to all other parties at their respective addresses set forth in Section 10 below, with such copies to such persons as are specified therein. For purposes of Section 5(b), written instructions shall not be deemed to have been received by the Escrow Agent until such time as a copy thereof has been received by each party hereto other than the party delivering such instructions.

                  (f) The parties hereby agree that any of the Escrow Documents as are undated or incomplete shall, if

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                           necessary when and if released from escrow hereunder,
                           be dated as of the date of such release and delivery and/or completed by the Escrow Agent, and each of the parties hereto hereby appoints the Escrow Agent as its attorney-in-fact for the purpose of dating and completing such documents.

         6. Successor Escrow Agent.

                  (a) The Escrow Agent may, at any time, resign as such with or without the prior written consent of all the parties hereto, in which case the Escrow Agent (and any successor escrow agent) shall deliver the Escrow Documents to any successor escrow agent jointly designated by Glengarry and Rosewood in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further duties and obligations arising in connection with this Agreement. The resignation of the Escrow agent shall take effect on the earlier of
                           (i) the  appointment of a successor  escrow agent, or
                           (ii) the day which is 30 days after the date of the delivery of the Escrow Documents and a copy of this Agreement to any court of competent jurisdiction. In the event that a successor escrow agent has not been appointed at the expiration of such 30-day period, the Escrow Agent's sole responsibilities hereunder shall be: (i) to maintain the safekeeping of the Escrow Documents and any other documents delivered to it hereunder, if any, and (ii) to release and deliver the Escrow Documents and any such documents in accordance with Section 5 of this Agreement.

                  (b) If the Escrow Agent receives a written notice signed by Glengarry and Rosewood stating that they have selected a successor escrow agent, the Escrow Agent shall deliver the Escrow Documents (and any other documents then held by it hereunder, if any) to the successor escrow agent named in the aforesaid notice within 15 days after receipt of such written notice.

         7. Fees and Costs of the Escrow Agent.

                  (a) The Escrow agent shall not be entitled to a fee for its services hereunder. The Escrow agent shall, however, be entitled to the reimbursement of any reasonable expenses (including but not limited to attorneys' fee and disbursements) actually incurred by it in the performance of its duties hereunder. Without limiting any other provision of this Agreement, the amount of such reimbursements will be borne by the parties as follows: 50% by Glengarry on the one hand, and 50% by Rosewood on the other hand, except as provided in paragraph 7(b) below.

                  (b) Notwithstanding any provision in this Agreement to the contrary, if Glengarry or Rosewood is determined

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                           to be in  breach  of or  default  under  any  of  the
                           provisions hereof, or has been determined by a court of competent jurisdiction to have delivered any written notice or instructions in bad faith or containing untrue statements, then such party shall bear: (i) all the costs and expenses of the Escrow Agent required to be paid by any party hereunder, and
                           (ii)  all  costs  and  expenses  (including  but  not
                           limited  to   attorneys'   fees  and   disbursements)
                           incurred by each other party as a result of, or in connection with, such breach, default or dispute, or written notice or instruction; provided, however, that the foregoing shall not affect the Escrow
                           Agent's   right  to  seek   payment  from  any  party
                           hereunder.

         8. Voting Rights and/or Dividends. Notwithstanding any provision to the contrary in this Agreement or elsewhere, during the time that the Purchasers Shares are held in escrow by the Escrow Agent in accordance with this Agreement, Glengarry or its designee shall be entitled to exercise any and all voting and/or other consensual rights accruing to the owner thereof and to receive all dividends and other distributions made thereupon.

         9. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to such State's principles of conflicts of law.

         10. Notices.

                  (a) All notices, demands, requests, consents, approvals, reports or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered to the following addresses (or such other address as the recipient party may hereafter specify in the same manner):

                                    If to the Escrow Agent, to it at:

                                    Sommer & Schneider LLP
                                    595 Stewart Avenue, Suite 710
                                    Garden City, NY  11530
                                    Attn: Herbert H. Sommer, Esq.
                                    Fax:  516-228-8211

                                    If to Glengarry, to it at:

                                    Glengarry Holdings Limited
                                    P.O. Box HM 1154
                                    10 Queen Street
                                    Hamilton, HMEX, Bermuda
                                    Attn: William Bolland, Vice President

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                                    If to Rosewood, to it at:

                                    Rosewood Company Limited (Equity Services)
                                    1 Yonge Street, Suite 1801
                                    Toronto, Ontario, Canada  M5E 1W7

         Except as otherwise provided in Sections 3(i) and 5(c) hereof, any such notice, demand, request, consent, approval, report or other communication shall be deemed given when received by the party or person to whom or which it is addressed.

         11. Sommer & Schneider LLP.

                  (a) Each party acknowledges that Sommer & Schneider LLP has acted as legal counsel to and representative of Glengarry and Glengarry and their respective affiliates in the past and is presently doing so (including, without limitation, in connection with the Agreement and other related transactions), and agrees that such counsel and representation do not and will not constitute a grounds for disqualifying Sommer & Schneider LLP from acting as Escrow Agent hereunder, and that Sommer & Schneider LLP may continue to so act as legal counsel to and representative to Glengarry, Glengarry and their respective affiliates in the future in connection with those and all other matters.

                  (b) Notwithstanding anything to contrary contained herein, it is expressly understood by the parties hereto that the Escrow Agent, in that capacity, at any time that it is required or permitted to seek legal counsel under this Agreement, may seek such legal counsel from Sommer & Schneider LLP, and that Glengarry and Rosewood will be jointly liable (as provided in Sections 3(c), 7(a) and 7(b)) to Sommer & Schneider LLP for any services performed and billed to the Escrow Agent by Herbert H. Sommer at its customary hourly rates and all of Sommer & Schneider LLP's disbursements in connection with the provision of such services.

         12. Headings. The headings of the sections of this Agreement are inserted as a matter of convenience and for reference purposes only, are of no binding effect, and in no respect define, limit or describe the scope of this Agreement or the instant of any section.

         13. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each were upon the same instrument.

         14. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, supersedes all prior negotiations between the parties, and can be

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amended, modified,  supplemented,  extended,  terminated,  discharged or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by all parties.

         15. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective permitted successors and assigns and shall not be enforceable by or create or evidence any right of any third party. This Agreement cannot be assigned without the express written consent of the other parties. In the event that any party assigns its rights to any of the Escrow Documents, any assignee shall assume and agree in writing with the other parties and the Escrow Agent to perform all of such assigning party's obligations hereunder. Upon any such assignment, references to the parties herein shall include each such assignee, and no such assignment shall relieve such assigning party of any obligations hereunder.

         16. Severability. Any provision of this Agreement that may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is expressly understood, however, that the parties intend each and every provision of this Agreement to be valid and enforceable and hereby knowingly waive all rights to object to any provision of this Agreement.

         17. Further Assurances. Each of the parties agrees that it shall use its good faith efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary to consummate and make effective this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Agreement  to be executed as of the date first above written.

                                                  SOMMER & SCHNEIDER LLP
                                                  As Escrow Agent

                                                  By: /s/ Herbert H . Sommer
                                                      -------------------------
                                                      Herbert H. Sommer
                                                      Partner

GLENGARRY HOLDINGS LIMITED


By: /s/ William Bolland
    -------------------------------
    William Bolland, Vice President



ROSEWOOD COMPANY LIMITED (EQUITY SERVICES)


By: /s/ H. B. Candas
    ------------------------------
    Name:  H. B. CANDAS, DIRECTOR
    Title:

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